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                                                                  EXHIBIT 10.22

                 Amended Schedule of Meditrust Facility Leases
Which are Substantially Similar to the Facility Lease Attached as Exhibit 10.21







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                                                                                                ORIGINAL
                                                                                LEASING        MEDITRUST                NO. OF UNITS
 FACILITY NAME                               LOCATION                    COMMITMENT FEE       INVESTMENT    BASE RENT   IN FACILITY
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
Alterra Clare Bridge of Farmington Hills     Farmington Hills, Michigan       34,209.00      3,420,850.00   329,770.00      28

Alterra Clare Bridge of Farmington Hills     Farmington Hills, Michigan       37,510.00      3,750,992.00   361,596.00      28

Alterra Clare Bridge of Fort Myers           Fort Myers, Florida              37,655.00      3,765,481.00   362,922.00      32

Alterra Clare Bridge of Lower Makefield      Yardley, Pennsylvania            49,989.00      4,998,920.00   481,896.00      36

Alterra Clare Bridge of Tampa                Tampa, Florida                   37,655.00      3,765,481.00   362,992.00      32

Alterra Clare Bridge of Utica                Utica, Michigan                  33,546.00      3,354,614.00   323,385.00      28

Alterra Sterling House of Brown Deer         Brown Deer, Wisconsin             7,073.00        707,266.00    68,180.00      15

Alterra Sterling House of Onalaska           Onalaska, Wisconsin              12,899.00      1,289,931.00   124,349.00      19
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